Tradr 2X Short Innovation Daily ETF

(Ticker Symbol: SARK)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated November 19, 2024 to the currently effective

Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”), as supplemented

On November 15, 2024, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr 2X Short Innovation Daily ETF (the “Fund”), a reverse split of the issued and outstanding shares of the Fund. After the close of trading on the NASDAQ Stock Market LLC (the “Exchange”) on November 25, 2024, the Fund will affect a reverse split of its issued and outstanding shares as follows:

ETF Name	Reverse Split Ratio
Tradr 2X Short Innovation Daily ETF	1 for 3

The reverse share split will apply to shareholders of record as of the close of the Exchange on November 26, 2024. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on November 27, 2024 (the “Ex-Date”).

As a result of the reverse share split, for every three shares held by a shareholder prior to the split, the shareholder will receive one share with a net asset value (“NAV”) equal to three times the NAV of one share prior to the split. The reverse share split will not change the total value of a shareholder’s investment, except with respect to the redemption of fractional shares as described below. The table below provides a simplified illustration of the effect of a hypothetical one-for-three reverse share split (actual NAV, shares and total market value may vary):

1-for-3 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	300	$10	$3,000
Post-split	100	$30	$3,000

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

The reverse share split may result in a shareholder holding a fractional share of the Fund. Because the Fund does not issue fractional shares, whether a shareholder holds a fractional share following the reverse share split depends on the policies of the shareholder’s broker. If a shareholder’s broker does not have a policy to hold fractional shares of the Fund, the shareholder will receive cash in lieu of a fractional share. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Please consult your broker about its policies regarding fractional shares. For additional information regarding the reverse share split, shareholders may call the Fund at 1-833-297-2587.

Please file this Supplement with your records.